UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 27, 2009


                               VERIFY SMART CORP.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-136492
                            (Commission File Number)

                                   20-5005810
                        (IRS Employer Identification No.)

    Fort Legend Towers, Suite 2002 - 3rd Avenue corner 31st Street E. Square
          Fort Bonifacio Global City, Taguig Metro Manila, Philippines
              (Address of principal executive offices and Zip Code)

                                011-632-755-8870
               Registrant's telephone number, including area code

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On October 27, 2009, a news release was issued stating that Verify Smart had signed a 50/50 revenue sharing Agreement with iPay Commerce Ventures. The document signed by the parties is in the form of a Letter of Intent, and is not a material definitive agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1      News Release dated October 27, 2009

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFY SMART CORP.



/s/ Ralph Santos
---------------------------------
Ralph Santos, President

Date: November 10, 2009

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